Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4

Dated as of February 28, 2016

to

CREDIT AGREEMENT

Dated as of February 6, 2013

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of February 28, 2016 by and among API Technologies Corp., a Delaware corporation (the “Borrower”), the Lenders party hereto and Guggenheim Corporate Funding, LLC, as Agent for each member of the Lender Group (in such capacity, together with its successors and assigns, the “Agent”), under that certain Credit Agreement, dated as of February 6, 2013, by and among the Borrower, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Agent have agreed to such amendments, in each case, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Schedule 1.1 of the Credit Agreement is amended by amending and restating the definition of “Prepayment Premium” in its entirety as follows:

“Prepayment Premium” means with respect to a prepayment pursuant to Section 2.4(d) or Section 2.4(e), with respect to the Term Loan, 1.00% of the Term Loan Amount prepaid.

(b) Schedule 1.1 of the Credit Agreement is amended to include the following new definitions alphabetically therein:

“Merger Agreement” means the Agreement and Plan of Merger, by and among, RF1 Holding Company, a Delaware corporation, RF Acquisition Sub, Inc., a Delaware corporation (“Merger Sub”) and the Borrower (“Merger Agreement”) pursuant to which Merger Sub will merge into Borrower.

“Trigger Date” means the earlier to occur of (i) May 27, 2016 and (ii) the date of termination of the Merger Agreement.

(c) Section 2.2 of the Credit Agreement shall be restated in its entirety as follows:

2.2 Term Loan. Subject to the terms and conditions of this Agreement, on the Closing Date each Lender agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the “Term Loan”) to Borrower in an amount equal to such Lender’s Pro Rata Share of the Term Loan Amount. Notwithstanding the fact that the Term Loan may be issued at a discount, all payments and calculations hereunder shall be based on the aggregate Term Loan Amount without giving effect to any such discounts. The principal of the Term Loan shall be repaid on the last day of each fiscal quarter in quarterly installments calculated by multiplying (x) the percentage below entitled “Amortization Percentage” for the relevant fiscal quarter then ended by (y) the original aggregate Term Loan Amount.

Fiscal Quarter Ending	Amortization Percentage
November 30, 2015	1.875%
February 29, 2016	0.00%
May 31, 2016	0.00%
Each Fiscal Quarter Ending Thereafter	2.50%

In addition, an amortization payment shall be due and payable on the Trigger Date in an amount equal to 5.00% of the original aggregate Term Loan Amount.

The outstanding unpaid principal balance and all accrued and unpaid interest on the Term Loan shall be due and payable on the earlier of (i) the Maturity Date, and (ii) the date of the acceleration of the Term Loan in accordance with the terms hereof. Any principal amount of the Term Loan that is repaid or prepaid may not be reborrowed. All principal of, interest on, and other amounts payable in respect of the Term Loan shall constitute Obligations hereunder. The Term Loan shall originally bear interest as a Base Rate Loan, subject to Borrower’s conversion rights set forth in Section 2.13.

Notwithstanding the foregoing, each Lender shall be given the option to decline to receive the amortization payment due under this Section 2.2 (the amount of such payment, the “Declined Payment” and such declining Lender, a “Declining Payment Lender”). In the event that there are one or more Declining Payment Lenders, the Declined Payment shall be re-offered to each Lender that is not a Declining Payment Lender. After such offer is made and payments are disbursed with respect to such Lenders, any remaining Declined Payment amounts shall be retained by Borrower.

(d) Section 2.4(e) of the Credit Agreement shall be amended by adding the following as new clauses (vii) and (viii):

(vii) Change of Control. Immediately upon the occurrence of any Change of Control, the Borrower shall prepay the outstanding principal amount of all Obligations, together with the Prepayment Premium, in accordance with Section 2.4(f).

(viii) Termination Fee. Immediately upon receipt of any termination fees paid to the Borrower or its Affiliates pursuant to the Merger Agreement, the Borrower shall apply such termination fees to prepayment of the outstanding principal amount of all Obligations, together with the Prepayment Premium, in accordance with Section 2.4(f).

(e) Section 2.4(f) of the Credit Agreement shall be amended and restated in its entirety as follows:

(f) Application of Payments. In connection with any prepayment pursuant to Section 2.4(d) or Section 2.4(e), Borrower shall pay (or cause to be paid) the relevant Prepayment Premium applicable to the principal amount repaid. Each such repayment (net of any Prepayment Premium) shall be applied in the manner set forth in Section 2.4(b). Each such prepayment of the Term Loan shall be applied ratably against the remaining installments of principal of the Term Loan (for the avoidance of doubt, any amount that is due and payable on the Maturity Date shall constitute an installment).

(f) Section 5.1 of the Credit Agreement shall be restated in its entirety as follows:

5.1 Financial Statements, Reports, Certificates. Borrower (a) will deliver to Agent, with copies to each Lender, each of the financial statements, reports, and other items set forth on Schedule 5.1 no later than the times specified therein; provided, however, that the Borrower shall not be required to deliver to the Agent items (d) and (e) of Schedule 5.1 for the fiscal year ended November 30, 2015 until March 15, 2016, (b) agrees that no consolidated Subsidiary of a Loan Party will have a fiscal year different from that of Borrower, (c) agrees to maintain a system of accounting that enables Borrower to produce financial statements in accordance with GAAP, and (d) agrees that it will, and will cause each other Loan Party to, (i) keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to their and their Subsidiaries’ sales, and (ii) maintain their billing systems and practices substantially as in effect as of the Closing Date and shall only make material modifications thereto with notice to, and with the consent of, Agent.

(g) Section 7(a) of the Credit Agreement shall be restated in its entirety as follows:

Interest Coverage Ratio. Have an Interest Coverage Ratio, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Ratio	Applicable Period
1.55:1.00	For the Test Period ending on November 30, 2015
1.56:1.00	For the Test Period ending on February 29, 2016
1.66:1.00	For the Test Period ending on May 31, 2016
1.63:1.00	For the Test Period ending on August 31, 2016
1.82:1.00	For the Test Period ending on November 30, 2016
2.10:1.00	For the Test Period ending on February 28, 2017
2.15:1.00	For the Test Period ending on May 31, 2017
2.20:1.00	For the Test Period ending on August 31, 2017
2.25:1.00	For the Test Period ending on November 30, 2017

(h) Section 7(c) of the Credit Agreement shall be restated in its entirety as follows:

Leverage Ratio. Have a Leverage Ratio, measured on a quarter-end basis, of not greater than the applicable ratio set forth in the following table for the applicable date set forth opposite thereto:

Applicable Ratio	Test Period Ending
6.50:1.00	November 30, 2015
6.64:1.00	February 29, 2016
6.13:1.00	May 31, 2016
6.03:1.00	August 31, 2016
5.18:1.00	November 30, 2016
4.75:1.00	February 28, 2017
4.75:1.00	May 31, 2017
4.50:1.00	August 31, 2017
4.50:1.00	November 30, 2017

(i) Section 8 of the Credit Agreement shall be amended by adding the following provision at the end of such Section:

8.11. The Merger Agreement shall have been terminated or the transactions contemplated by the Merger Agreement shall not have been consummated on or prior to May 27, 2016.

2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent on or prior to date hereof:

(a) The Agent shall have received counterparts of this Amendment duly executed by the Borrower and each of the Lenders.

(b) The Agent shall have received counterparts of the Consent and Reaffirmation substantially in the form attached as Exhibit A hereto duly executed by each Loan Party.

(c) The Agent shall have received a fully executed Merger Agreement in form and substance reasonably satisfactory to it no later than by 9:00 a.m. Eastern Standard Time on February 29, 2016 and such merger shall be publicly announced no later than by 6:00 p.m. Eastern Standard Time on February 29, 2016.

(d) The Loan Parties shall have paid all Lender Group Expenses outstanding and/or incurred in connection with the transactions evidenced by this Amendment and requested by Agent to be paid, in each case, to the extent invoiced at least two Business Days prior to the date hereof.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) As of the date hereof and after giving effect to the terms of this Amendment (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof.

4. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement, the Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as explicitly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) Each of this Amendment and the Consent and Reaffirmation attached as Exhibit A hereto shall constitute Loan Documents.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

API TECHNOLOGIES CORP., as the Borrower

By:	/s/ Eric Seeton
Name:	Eric Seeton
Title:	CFO

Signature Page to Amendment No. 4

GUGGENHEIM CORPORATE FUNDING, LLC, individually as the Agent

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

Signature Page to Amendment No. 4

LENDERS:

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM LIFE AND ANNUITY COMPANY
By: Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM PRIVATE DEBT FUND NOTE ISSUER, LLC
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM PRIVATE DEBT MASTER FUND, LLC
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

Signature Page to Amendment No. 4

WILSHIRE INSTITUTIONAL MASTER FUND SPC – GUGGENHEIM ALPHA SEGREGATED PORTFOLIO
By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

VERGER CAPITAL FUND LLC
By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

STICHTING PGGM DEPOSITARY ACTING IN ITS CAPACITY AS DEPOSITARY OF PGGM HIGH YIELD FUND
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

RENAISSANCE REINSURANCE LTD.
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

Signature Page to Amendment No. 4

NZC GUGGENHEIM MASTER FUND LIMITED
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

NOTE FUNDING 1892, LLC

By:	/s/ Joseph W. Wittrock
Name:	Joseph W. Wittrock
Title:	V.P. Investments

MERCER FIELD CLO LP
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

MAVERICK ENTERPRISES, INC
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

INDIANA UNIVERSITY HEALTH, INC
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

Signature Page to Amendment No. 4

GUGGENHEIM U.S. LOAN FUND III
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM U.S. LOAN FUND II
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM U.S. LOAN FUND
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM LOAN MASTER FUND, LTD.
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

Signature Page to Amendment No. 4

EQUITRUST LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

DAVINCI REINSURANCE LTD
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

CLC LEVERAGED LOAN TRUST
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

5180-2 CLO LP
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

Signature Page to Amendment No. 4

5180 CLO LP
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

EAF COMPLAN II – PRIVATE DEBT
By: Guggenheim Partners Investment Management, LLC, as Asset Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM CREDIT ALLOCATION FUND
By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM FUNDS TRUST – GUGGENHEIM HIGH YIELD FUND
By: Security Investors, LLC, as Investment Advisor

By:	/s/ Amy Lee
Name:	Amy Lee
Title:	Senior Vice President and Secretary

GUGGENHEIM FUNDS TRUST – GUGGENHEIM MACRO OPPORTUNITIES FUND
By: Guggenheim Partners Investment Management, LLC, as Investment Advisor

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

Signature Page to Amendment No. 4

GUGGENHEIM GLOBAL BANK LOANS FUND
By: Guggenheim Partners Investment Management,
LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM HIGH-YIELD FUND, LLC
By: Guggenheim Partners Investment Management,
LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

MIDLAND NATIONAL LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

NZCG FUNDING LTD.
By: Guggenheim Partners Investment Management,
LLC, as Collateral Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

ZILUX SENIOR LOAN FUND
By: Guggenheim Partners Investment Management,
LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

Signature Page to Amendment No. 4

ANGEL ISLAND CAPITAL SPV, LTD

By:	/s/ Robert Strobo
Name:	Robert Strobo
Title:	Portfolio Manager

Signature Page to Amendment No. 4

SPECIAL VALUE CONTINUATION PARTNERS, LP
TENNENBAUM SENIOR LOAN SPV, LLC
TENNENBAUM SENIOR LOAN FUND II, LP
TENNENBAUM SENIOR LOAN FUNDING III, LLC
TENNENBAUM SENIOR LOAN SPV IV-A, LLC
TENNENBAUM SENIOR LOAN FUND IV-B, LP

By: TENNENBAUM CAPITAL PARTNERS, LLC Its: Investment Manager

By:	/s/ Harold Levkowitz
Name:	Harold Levkowitz
Title:	Managing Partner

Signature Page to Amendment No. 4

EXHIBIT A

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the Credit Agreement, dated as of February 6, 2013, by and among the API Technologies Corp., a Delaware corporation (the “Borrower”), the Lenders party thereto and Guggenheim Corporate Funding, LLC, as Agent for each member of the Lender Group (in such capacity, together with its successors and assigns, the “Agent”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 4 is dated as of February 28, 2016 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

[Signature Pages Follow]

API TECHNOLOGIES CORP.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

CMT FILTERS, INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

SENDEC CORP., a New York corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

API SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

API CRYPTEK INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

API DEFENSE, INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

SPECTRUM CONTROL TECHNOLOGY, INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

SPECTRUM FSY MICROWAVE, INC.,
a Maryland corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

SPECTRUM SEI MICROWAVE, INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

SPECTRUM MICROWAVE, INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

SPECTRUM CONTROL, INC.,
a Pennsylvania corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

SPECTRUM CONTROL, INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

SPECTRUM ENGINEERING INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

API NANOFABRICATION AND RESEARCH CORPORATION,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

API DEFENSE USA, INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

NATIONAL HYBRID, INC.,
a New York corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

API NANOTRONICS HOLDINGS CORP.,
an Ontario corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

API NANOTRONICS SUB, INC.,
an Ontario corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

API ELECTRONICS GROUP CORP.,
an Ontario corporation

By:	/s/ Eric Seeton
	Name:	Eric Seeton
	Title:	CFO

EMCON2007 HOLDCO INC.,
a Canadian corporation

By:	/s/ Eric Seeton
	Name:	Eric Seeton
	Title:	CFO

EMCON EMANATION CONTROL LTD.,
a Canadian corporation

By:	/s/ Eric Seeton
	Name:	Eric Seeton
	Title:	CFO

FILTRAN LIMITED,
an Ontario corporation

By:	/s/ Eric Seeton
	Name:	Eric Seeton
	Title:	CFO

API PASSIVE COMPONENTS INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO

EMCON USA, INC.,
a Delaware corporation

By:	/s/ Eric Seeton
Name: Eric Seeton
Title: CFO